UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2017

LOTON, CORP

(Exact name of registrant as specified in its charter)

Nevada	333-167219	98-0657263
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

269 South Beverly Drive, Suite 1450

Beverly Hills, California 90212

(Address of principal executive offices) (Zip Code)

(310) 601-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Explanatory Note

On May 11, 2017, Loton, Corp (“Loton”) filed its Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission (the “SEC”) to report that LiveXLive Tickets, Inc. (“LXL Tickets”), a wholly owned subsidiary of Loton, acquired certain operating assets of Wantickets RDM, LLC (“WT”), pursuant to the Asset Purchase Agreement, dated as of May 5, 2017, entered into by and among Loton, LXL Tickets, WT and the other parties thereto (the “WT Acquisition”).

As required by Regulation S-X, this Amendment No. 1 to the Original Form 8-K is filed to include (i) the (x) audited consolidated financial statements of WT for the fiscal years ended June 30, 2016 and 2015, and the accompanying notes, and (y) unaudited consolidated financial statements of WT for the nine months ended March 31, 2017 and 2016, and the accompanying notes, and (ii) the unaudited pro forma financial information with respect to the WT Acquisition, and certain other related and typographical changes.

Item 1.01 Entry into a Material Definitive Agreement.

Asset Purchase Agreement and Ancillary Agreements

On May 5, 2017, LiveXLive Tickets, Inc. (“LiveXLive Tickets”), a Delaware corporation and a wholly owned subsidiary of Loton, Corp, a Nevada corporation (the “Company”), acquired certain operating assets (the “Acquisition”) of Wantickets RDM, LLC, a Delaware limited liability company (“Wantickets”), pursuant to the Asset Purchase Agreement, dated as of May 5, 2017 (the “Asset Purchase Agreement”), entered into by and among the Company, LiveXLive Tickets, Wantickets, Danco Enterprises, LLC (“Danco”), Joseph Schnaier and Gamtix, LLC (“Gamtix”, and collectively with Danco and Mr. Schnaier, the “Members”). Wantickets is a branded leading online nightlife, electronic dance music and event ticketing company in North America that is designed to promote ticket sales for live events. The Acquisition will allow the Company to expand the reach of its content and build its subscription model by utilizing Wantickets’ large database of ticket buyers to live music events. As of the date of this Current Report on Form 8-K (this “Current Report”) Gamtix has not yet signed the Asset Purchase Agreement; provided, that Gamtix’s signature was not required for the parties to proceed with the Acquisition.

In consideration of the Acquisition, the Company issued an aggregate of 2,000,000 shares (the “Shares”) of its common stock, $0.001 par value per share (the “Common Stock”), to the Members; provided, that 200,000 of the Shares will be held in escrow by the Company pending Gamtix signing the Asset Purchase Agreement and the other transaction documents. In connection with the Acquisition, Danco entered into a lock-up agreement (the “Lock-Up Agreement”) with respect to its 1,800,000 of the Shares. The Lock-Up Agreement provides that Danco may not, subject to certain exemptions, offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any of its Shares prior to May 5, 2019. The parties intend that Gamtix will also enter into the Lock-Up Agreement if and when it signs the Asset Purchase Agreement and the other transaction documents.

In addition, pursuant to the terms of the Asset Purchase Agreement and the Letter Agreement, dated as of May 5, 2017 (the “Letter Agreement”), entered into by and among the Company, LiveXLive Tickets and Mr. Schnaier, the parties agreed that, commencing from and after May 5, 2017, Mr. Schnaier will promptly pay for all of LiveXLive Tickets’ net losses of its business for each calendar month (or pro rata thereof), up to a total of $100,000 per month, and for any liabilities exceeding $100,000 in the aggregate that arose from April 1, 2017 to May 5, 2017 (inclusive), until the earlier of (x) such time as the Company’s planned Registration Statement on Form S-1 for its underwritten public offering of Common Stock (the “Public Offering”) becomes effective and the Public Offering closes or (b) May 5, 2018 (such earlier date as between clause (x) and (y), the “Funding End Date”), and that any salaries or other payments or amounts due to under the Employment Agreements described below shall be included in the calculation of the net loss for the applicable period (collectively, the “JS Payment Obligation”). Pursuant to the terms of the Letter Agreement, the parties further agreed that all payments made by Mr. Schnaier as part of the JS Payment Obligation shall be deemed to be a loan by Mr. Schnaier to LiveXLive Tickets (the “Loaned Funds”), and that the Company and LiveXLive Tickets shall repay to Mr. Schnaier the total amount of the Loaned Funds within 5 business days after the Funding End Date; provided that the Company and LiveXLive Tickets may prepay or repay in full the Loaned Funds at any time prior to the Funding End Date without any penalty.

Employment Agreements and Employee Offer Letters

In connection with the Acquisition, (x) Mr. Schnaier, Wantickets’ President and Chief Executive Officer, and Richard Blakeley, Wantickets’ Chief Financial Officer, were appointed to serve as the Chief Executive Officer and Chief Financial Officer of LiveXLive Tickets, respectively, and (y) Robert Ellin, the Company’s Executive Chairman and President, was appointed as the Executive Chairman of LiveXLive Tickets. In connection with such appointments, each of Messrs. Schnaier and Blakeley entered into an Employment Agreement with LiveXLive Tickets, dated as of May 5, 2017 (the “Effective Date”). In connection with the Acquisition, LiveXLive Tickets has circulated employee offer letters to other current employees of WT with the intention to have them become employees of LiveXLive Tickets in similar capacities on at-will basis.

Joseph Schnaier Employment Agreement (the “JS Employment Agreement”) ― The term of the JS Employment Agreement is for two years from the Effective Date. After the initial two-year term, the agreement shall be automatically renewed for successive one year periods unless terminated by a party on at least 60 days written notice prior to the end of the then-current term. Mr. Schnaier’s annual base salary is $220,000 and is subject to annual review by LiveXLive Tickets’ Board of Directors (the “Board”) at its discretion to ensure that the base salary remains competitive compared with senior executives at comparable companies and based on the revenues and profits being generated by LiveXLive Tickets. Mr. Schnaier is eligible, at the discretion of the Board, to receive an annual performance bonus. All or any portion of any such bonus may be paid in cash, securities of Loton or other property. Mr. Schnaier shall also receive 2,000,000 shares of Common Stock (the “Earnout Shares”) if LiveXLive Tickets earns a net income (as defined in the JS Employment Agreement) of at least $3,000,000 in the 12-month period immediately following the Effective Date or $4,000,000 in the 12-month period immediately thereafter. Mr. Schnaier is entitled to receive perquisites and other fringe benefits that may be provided to, and is eligible to participate in any other bonus or incentive program established by LiveXLive Tickets, for its executives. Mr. Schnaier will be entitled to be reimbursed for all reasonable travel, entertainment and other expenses incurred or paid by him in connection with, or related to, the performance of his duties, responsibilities or services under his employment agreement, in accordance with policies and procedures, and subject to limitations, adopted by LiveXLive Tickets from time to time. LiveXLive Tickets also agreed to reimburse Mr. Schnaier for the lower of (x) 50% of the cost of his office space in New York, NY, and (ii) $3,250, based on invoices that Mr. Schnaier submits to LiveXLive Tickets on a monthly basis during the term of his employment. Such reimbursement obligation is subject to the JS Payment Obligation.

In the event that Mr. Schnaier is terminated by LiveXLive Tickets without Cause (as defined in the JS Employment Agreement) or he resigns for Good Reason (as defined in the JS Employment Agreement) during the term of his employment, Mr. Schnaier would be entitled to an amount equal to his annual base salary then in effect (payable in accordance with LiveXLive Tickets’ normal payroll practices) for a period of 12 months commencing on the effective date of his termination (the “JS Severance Period”), plus any accrued but unused vacation. For the duration of the JS Severance Period, Mr. Schnaier will also be eligible to participate in LiveXLive Tickets’ group health plan, if any, on the same terms applicable to similarly situated active employees during the JS Severance Period, provided Mr. Schnaier was participating in such plan immediately prior to the date of employment termination, and each other benefit program to the extent permitted under the terms of such program (collectively, the “JS Termination Benefits”). If Mr. Schnaier’s employment is terminated during the term by LiveXLive Tickets for Cause, by Mr. Schnaier for any reason other than Good Reason or due to his death, then he will not be entitled to receive the JS Termination Benefits, and shall only be entitled to the compensation and benefits which shall have accrued as of the date of such termination. If Mr. Schnaier’s employment is terminated during the term due to his “disability” (as defined in the JS Employment Agreement), then he will be entitled to receive an amount equal to his annual base salary then in effect (payable in accordance with LiveXLive Tickets’ normal payroll practices) for a period of 3 months commencing on the effective date of his termination. The JS Employment Agreement contains covenants for the benefit of LiveXLive Tickets relating to non-competition during the term of employment and the JS Severance Period thereafter (the “JS Restricted Period”) and protection of LiveXLive Tickets’ confidential information, customary representations and warranties and indemnification obligations; provided, that if Mr. Schnaier is terminated for Cause, the JS Restricted Period shall begin on the Effective Date and end on the date that is 12 months from the date of termination of Mr. Schnaier’s employment with LiveXLive Tickets.

Richard Blakeley Employment Agreement (the “RB Employment Agreement”) ― The term of the RB Employment Agreement is for two years from the Effective Date. After the initial two-year term, the agreement shall be automatically renewed for successive one year periods unless terminated by a party on at least 60 days written notice prior to the end of the then-current term. Mr. Blakeley’s annual base salary consists of (i) $160,000 in cash and (ii) $15,000 in shares of Common Stock (the “RB Shares”) based on the fair market value of Common Stock at the time of such issuance, and is subject to annual review by the Board at its discretion to ensure that the base salary remains competitive compared with senior executives at comparable companies and based on the revenues and profits being generated by LiveXLive Tickets. Mr. Blakeley is eligible, at the discretion of the Board, to receive an annual performance bonus. All or any portion of any such bonus may be paid in cash, securities of Loton or other property. Mr. Blakeley is entitled to receive perquisites and other fringe benefits that may be provided to, and is eligible to participate in any other bonus or incentive program established by LiveXLive Tickets, for its executives. Mr. Blakeley will be entitled to be reimbursed for all reasonable travel, entertainment and other expenses incurred or paid by him in connection with, or related to, the performance of his duties, responsibilities or services under his employment agreement, in accordance with policies and procedures, and subject to limitations, adopted by LiveXLive Tickets from time to time. Pursuant to the terms of the RB Employment Agreement and the Restricted Stock Agreement, dated as of May 5, 2017, entered into by and between the Company and Mr. Blakeley, the RB Shares shall vest on the first anniversary of the Effective Date and shall be subject a one-year lock-up period after the vesting date.

In the event that Mr. Blakeley is terminated by LiveXLive Tickets without Cause (as defined in the RB Employment Agreement) or he resigns for Good Reason (as defined in the RB Employment Agreement) during the term of his employment, Mr. Blakeley would be entitled to an amount equal to his annual base salary then in effect (payable in accordance with LiveXLive Tickets’ normal payroll practices) for a period of 12 months commencing on the effective date of his termination (the “RB Severance Period”), plus any accrued but unused vacation. For the duration of the RB Severance Period, Mr. Blakeley will also be eligible to participate in LiveXLive Tickets’ group health plan, if any, on the same terms applicable to similarly situated active employees during the RB Severance Period, provided Mr. Blakeley was participating in such plan immediately prior to the date of employment termination, and each other benefit program to the extent permitted under the terms of such program (collectively, the “RB Termination Benefits”). If Mr. Blakeley’s employment is terminated during the term by LiveXLive Tickets for Cause, by Mr. Blakeley for any reason other than Good Reason or due to his death, then he will not be entitled to receive the RB Termination Benefits, and shall only be entitled to the compensation and benefits which shall have accrued as of the date of such termination. If Mr. Blakeley’s employment is terminated during the term due to his “disability” (as defined in the RB Employment Agreement), then he will be entitled to receive an amount equal to his annual base salary then in effect (payable in accordance with LiveXLive Tickets’ normal payroll practices) for a period of 3 months commencing on the effective date of his termination. The RB Employment Agreement contains covenants for the benefit of LiveXLive Tickets relating to non-competition during the term of employment and the RB Severance Period thereafter (the “RB Restricted Period”) and protection of LiveXLive Tickets’ confidential information, customary representations and warranties and indemnification obligations; provided, that if Mr. Blakeley is terminated for Cause, the RB Restricted Period shall begin on the Effective Date and end on the date that is 12 months from the date of termination of Mr. Blakeley’s employment with LiveXLive Tickets.

The securities described above were issued in reliance on the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D promulgated thereunder and involve transactions by an issuer not involving any public offering. This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

The foregoing description of the Asset Purchase Agreement, the Lock-Up Agreement, the Letter Agreement, the JS Employment Agreement, the RB Employment Agreement and the Restricted Stock Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, which are filed as Exhibits 2.1, 10.4, 10.3, 10.5, 10.6 and 10.7 to this Current Report and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

In accordance with Item 9.01(a) of Form 8-K, (i) Wantickets’ audited consolidated financial statements for the fiscal years ended June 30, 2016 and 2015, and the accompanying notes, and (ii) Wantickets’ unaudited consolidated financial statements for the nine months ended March 31, 2017 and 2016, and the accompanying notes, are incorporated herein by reference from the Company’s Registration Statement on Form S-1, Amendment No. 1 (File No. 333-217893), filed with the SEC on June 14, 2017.

(b) Pro forma financial information.

In accordance with Item 9.01(b) of Form 8-K, the following unaudited pro forma financial information with respect to the Acquisition is incorporated herein by reference from the Company’s Registration Statement on Form S-1, Amendment No. 1 (File No. 333-217893), filed with the SEC on June 14, 2017, (x) Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2017 and (y) Unaudited Pro Forma Condensed Combined Statement of Operations for the fiscal year ended March 31, 2017.

(d)	Exhibits:

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated as of May 5, 2017, by and among the Registrant, LiveXLive Tickets, Inc., Wantickets RDM, LLC, Danco Enterprises, LLC, Joseph Schnaier and Gamtix, LLC (incorporated by reference from the Registrant’s Current Report on Form 8-K filed with the SEC on May 11, 2017, Exhibit 2.1).
10.1	Bill of Sale, Assignment and Assumption Agreement, dated as of May 5, 2017, by and between LiveXLive Tickets, Inc. and Wantickets RDM, LLC (incorporated by reference from the Registrant’s Current Report on Form 8-K filed with the SEC on May 11, 2017, Exhibit 10.1).
10.2	Trademark and Domain Name Assignment, dated as of May 5, 2017, by and between LiveXLive Tickets, Inc. and Wantickets RDM, LLC (incorporated by reference from the Registrant’s Current Report on Form 8-K filed with the SEC on May 11, 2017, Exhibit 10.2).
10.3	Letter Agreement, dated as of May 5, 2017, by and among the Company, LiveXLive Tickets, Inc. and Joseph Schnaier (incorporated by reference from the Registrant’s Current Report on Form 8-K filed with the SEC on May 11, 2017, Exhibit 10.3).
10.4	Lock-Up and No Shorting Agreement, dated as of May 5, 2017, by and between the Registrant and Danco Enterprises, LLC (incorporated by reference from the Registrant’s Current Report on Form 8-K filed with the SEC on May 11, 2017, Exhibit 10.4).
10.5	Employment Agreement, dated as of May 5, 2017, by and between LiveXLive Tickets, Inc. and Joseph Schnaier (incorporated by reference from the Registrant’s Current Report on Form 8-K filed with the SEC on May 11, 2017, Exhibit 10.5).
10.6	Employment Agreement, dated as of May 5, 2017, by and between LiveXLive Tickets, Inc. and Richard Blakeley (incorporated by reference from the Registrant’s Current Report on Form 8-K filed with the SEC on May 11, 2017, Exhibit 10.6).
10.7	Restricted Stock Agreement, dated as of May 5, 2017, by and between the Registrant and Richard Blakeley (incorporated by reference from the Registrant’s Current Report on Form 8-K filed with the SEC on May 11, 2017, Exhibit 10.7).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOTON, CORP

/s/ Robert S. Ellin
Name: Robert S. Ellin
Title: Executive Chairman and President

Dated: July 7, 2017